UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2009

TITANIUM GROUP LIMITED
(Exact name of registrant as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation)	0-52415 (Commission File Number)	Not applicable (IRS Employer Identification No.)

4/F, BOCG Insurance Tower, 134-136 Des Voeux Road Central, Hong Kong
 (Address of principal executive offices) (Zip Code)

(852) 3427 3177
Registrant’s telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Changes in Control of Registrant

Effective June 11, 2009, control of Golden Mass Technologies Ltd., the registrant’s largest shareholder, changed from Dr. Kit Chong “Johnny” Ng to Crown Prince International Limited, a British Virgin Islands corporation owned by Lai Huamin.  Golden Mass Technologies Ltd. owns 25,835,221 shares, which represents approximately 50% of the registrant’s issued and outstanding shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITANIUM GROUP LIMITED
June 17, 2009	By: /s/ Dr. Kit Chong "Johnny" Ng Dr. Kit Chong “Johnny” Ng Chairman of the Board of Directors